UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 8, 2013

Barclay Road, Inc.
(Exact Name of Registrant as Specified in its Charter)

WYOMING	000-52332	20-5571215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 ½ Sevier Court, Barbourville, Kentucky 40906

 (Address of principal executive office, including zip code)

404-229-6408
(Registrant’s telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

         (a) On January 8, 2013, the Board of Directors of the Company accepted the resignation of Madsen & Associates, CPA’s Inc., its independent registered public accounting firm. On the same date, January 8, 2013, the accounting firm of Sadler, Gibb & Associates, LLC was engaged as the Company's new independent registered public accounting firm, to audit the Company’s financial statements for its fiscal year ending December 31, 2012. From the date that Madsen & Associates, CPA’s Inc.  were engaged, January 11, 2011, to the present time, or any other period of time, the reports of Madsen & Associates, CPA’s Inc. on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Madsen & Associates, CPA’s Inc. as to the Company’s financial statements for its fiscal years ended December 31, 2010 and December 31, 2011, were modified for uncertainty due to the substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Madsen & Associates, CPA’s Inc., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen & Associates, CPA’s Inc., would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

The Company has requested that Madsen & Associates, CPA’s Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On January 8, 2013, the Company engaged Sadler, Gibb & Associates, LLC as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Sadler, Gibb & Associates, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.	Letter on change in certifying accountant from Madsen & Associates, CPA’s Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAY ROAD, INC.
(Registrant)

By: /s/ Walter Powell
-----------------------------
Walter Powell,
Chief Executive Officer

Date:    January 9, 2013